                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

                  Directors of Lincoln Electric Holdings, Inc.

        Each of the undersigned Directors of Lincoln Electric Holdings, Inc. hereby appoints Anthony A. Massaro, H. Jay Elliott and Frederick G. Stueber, and each of them, as attorneys for the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned in the capacity specified, to prepare or cause to be prepared, to execute and to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "Act"), an annual report on Form 10-K for the year ended December 31, 1999 relating to Lincoln Electric Holdings, Inc., such other periodic reports as may be required pursuant to the Act, amendments and exhibits to any of the foregoing and any and all other documents to be filed with the Securities and Exchange Commission or elsewhere pertaining to such reports, with full power and authority to take any other action deemed necessary or appropriate to effect the filing of the documents.

         Executed the date set forth below.

                                        /s/  John M. Stropki                      /s/ Ursula M. Burns
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Anthony A. Massaro, Director            John M. Stropki, Director                 Ursula M. Burns, Director
March ___, 2000                         March 28, 2000                            March 27, 2000




                                        /s/  Thomas A. Corcoran                   /s/  David H. Gunning
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Harry Carlson, Director                 Thomas A. Corcoran, Director              David H. Gunning, Director
March ___, 2000                         March 28, 2000                            March 28, 2000




/s/  Edward E. Hood, Jr.                /s/  Paul E. Lego                         /s/  David C. Lincoln
--------------------------------------  ----------------------------------------  -------------------------------
Edward E. Hood, Jr., Director           Paul E. Lego, Director                    David C. Lincoln, Director
March 28, 2000                          March 28, 2000                            March 28, 2000




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G. Russell Lincoln, Director            Kathryn Jo Lincoln, Director              Henry L. Meyer III, Director
March ___, 2000                         March ___, 2000                           March ___, 2000




/s/  Frank L. Steingass
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Frank L. Steingass, Director
March 28, 2000
